Exhibit    99.4

VYCOR MEDICAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On November 29, 2010, Vycor Medical, Inc."(Vycor" or "the Company") acquired substantially all of the assets of NovaVision, Inc. ("NovaVision") for $900,000. The acquisition was funded with $750,000 loans from Fountainhead Capital Partners Limited and related parties, and $150,000 of equity issuance. The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2010 and the fiscal year ended December 31, 2009 give effect to the Company's purchase of NovaVision. The acquisition has been accounted for as a business combination under FASB ASC 805 and the initial purchase price was allocated to NovaVision's assets and liabilities based on their fair values at the date of the acquisition.

The unaudited pro forma condensed consolidated balance sheet presents the financial position of the Company as if the acquisition of NovaVision occurred on September 30, 2010. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2010 and year ended December 31, 2009 has been prepared as if the acquisition occurred on January 1, 2010 and January 1, 2009, respectively.

The unaudited pro forma adjustments are based on management's preliminary estimates of the value of the tangible and intangible assets and liabilities acquired. As a result, the actual adjustments may differ materially from those presented in these unaudited pro forma statements. A change in the unaudited pro forma adjustments of the purchase price for the acquisition would primarily result in a reallocation affecting the value assigned to tangible and intangible assets. The income statement effect of these changes will depend on the nature and amount of the assets or liabilities adjusted.

The unaudited pro forma condensed consolidated financial statements, which have been prepared in accordance with rules prescribed by Article 11 of Regulation S-X, are provided for informational purposes only and are not necessarily indicative of the past or future results of the operations or financial position of the Company.

This information should be read in conjunction with the previously filed Current Report on Form 8-K filed with the Securities and Exchange Commission on November 29, 2010, the previously filed historical financial statements and accompanying notes of the Company contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010 and the historical financial statements and accompanying notes of NovaVision included in this report on Form 8-K/A.

VYCOR MEDICAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2010

ASSETS	Vycor	NovaVision	Adjustments		Proforma Combined
Current assets:
Cash and cash equivalents	$44,142		$900,000	A	$944,142
			(900,000)	A	(900,000)
Accounts receivable	75,616				75,616
Inventory	41,265		9,200	B	50,465
Prepaid expenses and other current assets	76,922				76,922
Total current assets	237,945		9,200		247,145

Fixed assets, net	175,535		621,000	B	796,535
Intangible assets, net	91,356		269,800	C	361,156
Security deposits	3,633				3,633
Assets of Discontinued Operations	-	900,000	(900,000)	B	-
Total assets	$508,469	$900,000	$0		$1,408,469

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$77,191				$77,191
Accrued liabilities	161,785		91,200	D	252,985
Other Current Liabilities	21,158				21,158
Notes payable	496,215		750,000	A	1,246,215
Total current liabilities	756,349		841,200		1,597,549

Liabilities of Discontinued Operations		$900,000	$(900,000)

Total liabilities	756,349	900,000	(58,800)		1,597,549

Shareholders' equity (deficit):
Preferred stock	-	4,968	(4,968)	E	-
Common stock	69,655	1,028	(238)	A, E	70,445
Additional paid-in capital	5,768,369	40,259,654	(40,110,444)	A, E	5,917,579
Accumulated deficit	(6,085,904)	(40,265,650)	40,174,450	D,E	(6177,104)

Total shareholders' equity (deficit)	(247,880)	(0)	58,800		(189,080)

Total liabilities and shareholders' equity	$508,469	$900,000	$0		$1,408,469

VYCOR MEDICAL, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

A	Reflects acquisition by Vycor to acquire the assets of NovaVision. The transaction took place on November 29, 2010 and was funded by the issuance of $150,000 of common stock and the issuance of $750,000 of Notes Payable to Fountainhead Capital Partners and related parties.

B	Reflects the preliminary valuation of the assets acquired in the transaction:

	Inventory	$9,200
	Purchased software		Estimated useful life 3 years
	Devices		Estimated useful life 3 years
	Internally Developed Software - Commercially launched		Estimated useful life 3 years
	Internally Developed Software - Passed preliminary project stage, not yet launched

	Fixed Assets	$621,000

C	Reflects the preliminary valuation of the identified intangible assets:

	Trademarks	$36,000
	Patents	233,800	Estimated useful life 9 years

	Intangible Assets	$269,800

D	Reflects the transaction costs incurred by Vycor in connection with the acquisition. The adjustment was recorded to Accrued expenses and Accumulated deficit.

E	Reflects the elimination of NovaVision's shareholders' equity in consolidation.

VYCOR MEDICAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

	Vycor	NovaVision	Adjustments		Pro forma Combined

Revenue	210,308				210,308

Cost of revenue	33,134				33,134

Gross profit	177,174				177,174

Operating expenses
Sales, General and administrative	1,159,532		91,200	F	1,250,732
Research and development	9,657				9,657
Depreciation and amortization	30,577		58,583	G	89,160

Total operating expenses	1,199,766		142,183		1,341,949

Loss from operations	(1,022,592)		(142,183)		(1,164,775)

Net Interest and Other income (expense)	(186,624)		(33,750)	H	(220,374)

Loss before income taxes	(1,209,216)		(175,933)		(1,385,149)

Income tax expense	-				-

Loss from Continuing Operations	(1,209,216)		(175,933)		(1,385,149)

Net Loss from Discontinued Operations (net of tax)		(837,321)	140,403	I	(696,918)
Net Profit from disposal of Discontinued Operations (net of tax)	-	18,001,095	(18,001,095)	J

Net loss	$(1,209,216)	$17,163,774	$(18,036,625)		$(2,082,067)

Loss per Share
Basic and diluted	$(0.002)				$(0.003)

Weighted average number of common shares outstanding
Basic and diluted	650,384,814				658,279,551

VYCOR MEDICAL, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

F	This adjustment reflects the transaction costs incurred by Vycor in connection with the acquisition.

G	This adjustment reflects the depreciation and amortization of the acquired fixed and intangible assets to the extent the preliminary valuation of the assets based on the preliminary purchase price allocation was greater, or lesser, than the prior carrying value of the NovaVision assets (see Note B above):

		Value	Depn/Amort
	Fixed assets subject to depreciation/amortization	$126,000	$31,500	Estimated useful life 3 years
	Patents	$233,800	$19,483	Estimated useful life 3 years

H	This adjustment reflects the 6% accrued interest expense for the funds borrowed for the acquisition of NovaVision

I	This adjustment reflects the elimination of depreciation and amortization on the assets in discontinued operations as these reflected prior cost carrying values (see Note G above)

J	This adjustment reflects the elimination of the profit on disposal of the assets of NovaVision to Vycor, which arose out of the write off of debts and other liabilities, net of the write down of assets.

VYCOR MEDICAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Vycor	NovaVision	Adjustments		Pro forma Combined

Revenue	199,046				199,046

Cost of revenue	22,482				22,482

Gross profit	176,564				176,564

Operating expenses
Sales, General and administrative	1,077,411				1,077,411
Research and development	4,761				4,761
Depreciation and amortization	36,995		78,111	K	115,106

Total operating expenses	1,119,167		78,111		1,197,278

Loss from operations	(942,603)		(78,111)		(1,020,714)

Net Interest and Other income (expense)	(198,780)		(45,000)	L	(243,780)

Loss before income taxes	(1,141,383)		(123,111)		(1,264,494)

Income tax expense	-		-		-

Loss from Continuing Operations	(1,141,383)				(1,264,494)

Net Loss from Discontinued Operations (net of tax)		(7,580,281)	264,471	M	(7,315,810)

Net loss	$(1,141,383)	$(7,580,281)	$141,360		$(8,580,304)

Loss per Share
Basic and diluted	$(0.039)				$(0.231)

Weighted average number of common shares outstanding
Basic and diluted	29,183,482				37,078,219

VYCOR MEDICAL, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

K	This adjustment reflects the depreciation and amortization of the acquired fixed and intangible assets to the extent the preliminary valuation of the assets based on the preliminary purchase price allocation was greater, or lesser, than the prior carrying value of the NovaVision assets (see Note B above):

		Value	Depn/Amort
	Fixed assets subject to depreciation/amortization	$126,000	$42,000	Estimated useful life 3 years
	Patents	$233,800	$36,111	Estimated useful life 3 years

L	This adjustment reflects the 6% accrued interest expense for the funds borrowed for the acquisition of NovaVision

M	This adjustment reflects the elimination of depreciation and amortization on the assets in discontinued operations as these reflected prior cost carrying values (see Note G above)